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                                     CONSENT


We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-10546) of Westpac Banking Corporation of our reports dated 31 October 2002 relating to the financial statements, which appears in this Form 20-F.






/s/ R. Chowdry                                       /s/ M.J. Codling
-----------------------                             -------------------------
R. Chowdry                                            M.J. Codling

Sydney, Australia
6 November 2002